UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)


           California                   000-19704               68-0211359
(State or other jurisdiction of        (Commission           (I.R.S. Employer
         incorporation)                File Number)          Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                                 (707) 778-8638
                    (Address of principal executive offices)
                                   (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

The registrant hereby amends the current report on Form 8-K that it filed on March 24, 2005 by adding the typed signature of R. Preston Pitts to the signature page of this current report. The typed signature of R. Preston Pitts was inadvertently omitted from the current report on Form 8-K previously filed. The rest of the information contained in this current report on Form 8-K remains unchanged.

The purpose of this current report on Form 8-K is to report a change in the registrant's Certifying Accountant.

Item 4.01     Changes in Registrant's Certifying Accountant.

On March 18, 2005, Regan Holding Corp. (the "Company") was informed by its independent registered public accounting firm, PricewaterhouseCoopers LLP
("PwC"),  that  PwC has  declined  to stand  for  re-election  as the  Company's independent registered public accounting firm and will resign upon the completion of procedures by PwC on the financial statements of the Company as of and for the year ended December 31, 2004 and on the Form 10-K in which said financial statements will be included; provided, however, PwC's role as the Company's independent registered public accounting firm will not cease until PwC performs procedures on the financial statements of the Company as of and for the quarter ending March 31, 2005 and on the Form 10-Q in which such financial statements will be included in the event that the Company has not appointed another accounting firm to replace PwC as the independent registered accounting firm prior to the filing of the March 31, 2005 Form 10-Q.

PwC's reports on the Company's financial statements for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2003 and 2002 and through March 18, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the financial statements for such time periods.

During the two most recent fiscal years and through March 18, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that the Company, in consultation with PwC identified deficiencies in the Company's internal controls over financial reporting. These deficiencies resulted in two restatements of the Company's financial statements during fiscal year 2003. One of the deficiencies resulted in the amendment of the Company's Form 10-Q for the quarter ended March 31, 2003, to restate the Company's consolidated financial statements. The other deficiency resulted in the amendment of the Company's Form 10-Q for the period ended September 30, 2003, again to restate the Company's consolidated financial statements. Members of the Company's management and PwC discussed the deficiencies with the Audit Committee of the Company's Board of Directors. PwC stated that these deficiencies result in a "material weakness" under standards established by the American Institute of Certified Public Accountants. The material weakness was identified as a breakdown in communication between the financial and operational management of the Company and a breakdown in the processes by which transactions are reviewed. The Company has authorized PwC to respond fully to the inquiries of any successor accountant concerning such deficiencies.

To remedy these weaknesses, the Board of Directors of the Company approved the formation of a disclosure committee (the "Disclosure Committee") and appointed executives of the Company to serve on the Disclosure Committee. The Disclosure Committee, among other things, meets quarterly as part of the closing process and reviews each financial statement line item and footnote disclosure to ensure the impacts of all business activity and transactions have been appropriately accounted for and disclosed in the financial statements of the Company. The Disclosure Committee also reviews detailed analytics of the Company's performance and assesses the need for any additional disclosures based on the relevant reporting period's activity. The Disclosure Committee began reviewing the disclosures made by the Company in its filings with the U.S. Securities and Exchange Commission starting with the Company's Form 10-K for the year ended December 31, 2003.

The Company has requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 24, 2005, is filed as
Exhibit 16.1 to this Form 8-K.

The Company anticipates appointing a successor independent accountant in the near future and will file the required Current Report on Form 8-K concurrent with that event.

Item 9.01     Financial Statements and Exhibits.

              (c) Exhibits.

                  Exhibit 16.1 Letter from PwC  regarding its  concurrence  with the statements made in this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         REGAN HOLDING CORP.
                                         (Registrant)


Date: March 24, 2005                     /s/ R. Preston Pitts
                                         ---------------------------------------
                                         R. Preston Pitts
                                         President and Chief Financial Officer


                                       3